VOYAGEUR INTERMEDIATE TAX FREE FUNDS, INC.

         Delaware-Voyageur Tax-Free Minnesota Intermediate Fund

                  Supplement to the current Prospectus

          The Board of Directors of Voyageur Intermediate Tax Free Funds, Inc. (the Company ) unanimously voted, subject to shareholder approval, to adopt a new Investment Management Agreement between the Company and Delaware Management Company (the Manager ) for the Delaware-Voyageur Tax-Free Minnesota Intermediate Fund. Pursuant to the current Investment Management Agreement, the Fund pays the Manager an annual fee equal to 0.40% of the Fund s average daily net assets. Under the proposed Investment Management Agreement, the Fund will pay the Manager an annual fee equal to 0.50% on the first $500 million, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on assets over $2.5 billion (all calculated as a percentage of the Fund s average daily net assets).

          Individuals who were shareholders of the Fund on January 18, 1999 will be asked to approve the proposed Investment
Management Agreement at a Joint Annual/Special Meeting of
Shareholders to be held on or about March 17, 1999. The proposed management fee is expected to become effective on or about April
1, 1999 if shareholders approve the proposed Investment
Management Agreement.